NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVERS LICENSE

STATE OF TEXAS)
)
COUNTY OF PECOS)

ASSIGNMENT, CONVEYANCE, AND BILL OF SALE

F.W. Thomas and Betty Thomas, whose address is: 1014 Wilmeth Drive, Spearman, Texas 79081; (herein called "Assignors"), for good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER AND DELIVER, unto **AMAZING ENERGY, LLC**, whose address is 701 S Taylor Street, Suite 470 LB 113, Amarillo, Texas 79101 (herein called "Assignee"), **ALL** of Assignors' right, title, and interest in and to the following.

(a) The oil, gas and/or mineral leases (and interests therein), whether producing or non-producing, which is described on Exhibit "A" attached hereto or which otherwise cover and affect the lands covered by the leases described on Exhibit "A" (hereinafter called "Leases"), including all seismic and geological information specific thereto;

(b) All of Assignors' interest in and to the wells described in Exhibit "A" (hereinafter called "Wells"), and all casing, surface and subsurface leasehold equipment and personal property in and about the Wells and located on the Leases, including, but not limited to, production in the tanks, gathering systems, storage facilities, pipelines, power lines, telephone and telegraph lines, roads and other appurtenances in, on and now being used in connection with the operation of the Leases and Wells (all such equipment and other personal property is hereinafter referred to as "Equipment"). It is the intent of the Assignors' to convey and assign all rights title and interest in and to any Wells located on the leases or utilized thereto, whether or not such wells are described on Exhibit "A". All equipment and wells are accepted by Assignee "AS IS WHERE IS";

(c) All other properties and rights used or held for use directly and exclusively in connection with production, storage, gathering, processing and treating of oil, gas and other liquid hydrocarbons from, and disposal of salt water produced from, the Leases and subject wells, including, without limitation, all materials, equipment, personal property and fixtures located thereon or used in connection therewith;

(d) All easements, servitudes, right-of-way, surface leases and other surface rights affecting the lands; and

(e) All leases options, rights of first refusal, rights arising under forced pooling and other similar regulatory orders, contracts, operating agreements (including specifically, but without limitation, all salt water disposal surface leases or agreements) and instruments to the extent that the same relate, pertain, belong to or are incidental to the Leases, Lands or Subject Wells.

The interests described in paragraphs (a) through (e) above are hereinafter collectively called the "Subject Interests".

TO HAVE AND TO HOLD the Subject Interests unto Assignee, its successors and assigns, forever.

This assignment, Conveyance and Bill of Sale (the "Assignment") is made without warranty of title, either expressed or implied, except that Assignor agrees to warrant and defend title to Subject Interests as to those claiming or to claim the same by, through or under Assignor, but not otherwise. Except to the extent set forth in the preceding sentence, this assignment is made without warranty of title, express, implied or statutory. Any covenants implied by statute of law by the use of the word "Grant" or other similar words in this Assignment are hereby expressly restrained, disclaimed, waived and negated. This Assignment is made with full substitution and subrogation of Assignee and all persons claiming by, through or under Assignee, to the extent assignable, in and to all representations and warranties of title heretofore given or made by Assignor's predecessors in title with respect to the Subject Interests.

Assignor and Assignee agree that, to the extent required by applicable law to be operative, the disclaimers of certain warranties contained in this paragraph are "conspicuous" disclaimers for the purposes of any applicable law, rule or order. WITHOUT LIMITATIONS OF THE GENERALITY OF THE PRECEDING SENTENCES, ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES,

AS TO THOSE PORTIONS OF THE SUBJECT INTERESTS CONSTITUTING PERSONAL PROPERTY, ANY REPRESENTATION OR WARRANTY, EXPRESSED, IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE RELATING TO THE CONDITION OF THE SUBJECT INTERESTS (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, OF FITNESS FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS)

FROM AND AFTER THE DATE HEREOF ASSIGNEE SHALL ASSUME, BE RESPONSIBLE FOR AND COMPLY WITH ALL DUTIES, OBLIGATIONS AND LIABILITIES (WHETHER ARISING ON OR AFTER THE EFFECTIVE TIME) THAT RELATES TO THE SUBJECT INTERESTS UNDER OR BY VIRTUE OF THE LEASES AND ANY OTHER RECORDED OR UNRECOREDED CONTRACT, AGREEMENT OR OTHER INSTUMENT APPLICABLE TO ANY OF THE SUBJECT INTERESTS OR ANY APPLICABLE LAW, STATUTE, RULE, REGULATION OR, ORDER OF ANY GOVERNMENTAL AUTHORITY (SPECIFICALLY INCLUDING ENVIRONMENTAL MATTERS,REQUIREMENTS TO PLUG AND ABANDON ANY WELL AND SURFACE RESTORATION OBLIGATIONS).

ASSIGNEE SHALL RELEASE ASSIGNOR FROM AND SHALL FULLY PROTECT, INDEMNIFY AND DEFEND AND HOLD ASSIGNOR HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS (AS HEREINAFTER DEFINED) RELATING TO, ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, DIRECTLY OR INDIRECTLY, THE OWNERSHIP OR OPERATION OF THE SUBJECT INTERESTS, OR ANY PART THEREOF, AFTER THE DATE HEREOF, NCLUDING CLAIMS RELATING TO, (A) INJURY OR DEATH OF ANY PERSON OR PERSONS WHOMSOEVER, (B) DAMAGE TO OR LOSS OF ANY PROPERTY OR RESOURCE, (C) POLLUTION, ENVIRONMENTAL DAMAGE OR VIOLATION OF ENVIRONMENTAL LAWS (AS HEREINAFTER DEFINED), INCLUDING MATTERS RELATING TO ASBESTOS AND NATURALLY OCCURING RADIOACTIVE MATERIALS ("NORM"), (D) COMMON LAW CAUSES OF ACTION SUCH AS NEGLIGENCE, STRICT LIABILITY, NUISANCE OR TRESPASS, AND/OR (E) FAULT IMPOSED BY STATUTE, RULE, REGULATION OR OTHERWISE. ASSIGNEE'S OBLIGATIONS UNDER THIS PARAGRAPH SHALL APPLY REGARDLESS OF CAUSE OR OF ANY NEGLIGENT ACTS OR OMISSIONS (EXCLUDING GROSS NEGLIGENCE AND WILLFUL MISCONDUCT) OF ASSIGNOR.

This Assignment is expressly made and accepted subject to the terms and conditions of the Leases and all contracts relating to the purchase and sale of production therefrom, to all operating agreements, permits, right-of-way, licenses, easements, options, order and other agreements or contracts compromising or attributable to and affecting the Subject Interests and to all reservations, exceptions, limitations or other burdens applicable thereto and which are valid, subsisting, enforceable and of record and of which Assignee has actual or constructive notice. This Assignment is good with multiple counterpart signatures.

IN WITNESS WHEREOF, this Assignment has been executed and delivered on the 20th day of JUNE, 2018.

ASSIGNOR:

BY: F.W. Thomas
F.W. Thomas

BY: Betty Thomas
Betty Thomas

ASSIGNEE:

AMAZING ENERGY, LLC

BY: [signature]
Willard G. McAndrew, Chief Executive Officer of Amazing Energy Oil and Gas Co., Sole Member of Amazing Energy, LLC

ACKNOWLEDGMENT

State of TEXAS)
County of RANDALL)

On June 21st ____ __, 2018, before me, a notary public in and for said County and State, personally appeared F.W. Thomas, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal

Signature: ______________________
Notary Public in and for said County and State (Seal)

State of TEXAS)
County of RANDALL)

On June 21st ____ __, 2018, before me, a notary public in and for said County and State, personally appeared Betty Thomas, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature: ______________________
Notary Public in and for said County and State (Seal)

State of Texas ____)
County of [illegible])

On June 27 ____, 2018, before me, a notary public in and for said County and State, personally appeared Willard G. McAndrew, Chief Executive Officer of Amazing Energy Oil and Gas, Co., sole member of Amazing Energy, LLC, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal

Signature: ______________________
Notary Public in and for said County and State (Seal)

EXHIBIT "A"

Attached to and made a part of that certain Assignment, Conveyance, and Bill of Sale dated June 26, 2018, by and between E.W. THOMAS AND BETTY THOMAS, Assignor, and AMAZING ENERGY, LLC, Assignee.

LEASES

1. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, originally entered into by and between JPMorgan Chase Bank, N.A. as Trustee of the Trust under the Will of G.R. White for the benefit of Joy Lina White and her children, and JPMorgan Chase Bank, N.A., as Trustee of the G.R. White Trust under the Will of G.R. White, as Lessors, and Benedum & Trees, LLC, as Lessee, executed on June 3, 2008, recorded in Volume 805, page 72, of the Official Public Records of Pecos County, Texas. Said lease was subsequently amended by Instrument dated August 7, 2012 by and between the same Lessors, and Amazing Energy, LLC, as successor Lessee, recorded in Volume 54, page 38, of the Official Public Records of Pecos County, Texas.

2. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, originally entered into by and between Joy Lina White Ubina, as Lessor, and Benedum & Trees, LLC, as Lessee, executed on June 25, 2008, recorded in Volume 805, page 59, of the Official Public Records of Pecos County, Texas. Said lease was subsequently amended by Instrument dated August 7, 2012 by and between the same Lessor, and Amazing Energy, LLC, as successor Lessee, recorded in Volume 54, page 59, of the Official Public Records of Pecos County, Texas.

3. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Linda Waterman Sloan Schrader, as Lessor, and Amazing Energy, LLC, as Lessee, executed on August 10, 2010, recorded in Volume 816, page 229, of the Official Public Records of Pecos County, Texas.

4. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Donna Waterman, as Lessor, and Amazing Energy, LLC, as Lessee, executed on August 2, 2010, recorded in Volume 816, page 239, of the Official Public Records of Pecos County, Texas.

5. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Bruce Earl Waterman, as Lessor, and Amazing Energy, LLC, as Lessee, executed on July 27, 2010, recorded in Volume 816, page 249, of the Official Public Records of Pecos County, Texas.

6. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Susan Doherty, as Lessor, and Amazing Energy, LLC, as Lessee, executed on September 28, 2010, recorded in Volume 816, page 297, of the Official Public Records of Pecos County, Texas

7. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Loretta Mills, as Lessor, and Amazing Energy, LLC, as Lessee, executed on November 24, 2010, recorded in Volume 3, page 836 , of the Official Public Records of Pecos County, Texas.

8. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Warren R. Simmons, as Lessor, and Amazing Energy, LLC, as Lessee, executed on May 22, 2013, recorded in Volume 85, page 122, of the Official Public Records of Pecos County, Texas.

9. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Isaac "Ike" Simmons, Trustee of the Connie Rae Simmons Family Trust created under the Last Will of Connie Rae Simmons, as Lessor, and Amazing Energy, LLC, as Lessee, executed on May 22, 2013, recorded in Volume 85, page 130, of the Official Public Records of Pecos County, Texas.

10. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between W. Thomas Chalmers, as Lessor, and Amazing Energy, LLC, as Lessee, executed on May 22, 2013, recorded in Volume 96, page 638, of the Official Public Records of Pecos County, Texas.

11. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Dave Michael McCullar, as Lessor, and Benedum & Trees, LLC, as Lessee, executed on May 6, 2009, recorded in Volume 811, page 37, of the Official Public Records of Pecos County, Texas.

12. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Kathleen May Winters, by her Attorney-in-Fact Richard W. Winters, as Lessor, and Benedum & Trees, LLC, as Lessee, executed on October 6, 2009, recorded in Volume 811, page 536, of the Official Public Records of Pecos County, Texas.

13. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Richard Wall Winters, Jr. by his Attorney-in-Fact Richard W. Winters, as Lessor, and Benedum & Trees, LLC, as Lessee, executed on October 6, 2009, recorded in Volume 811, page 548, of the Official Public Records of Pecos County, Texas.

14. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Frederick Bartlett Wulff, Sr., as Lessor, and Benedum & Trees, LLC, as Lessee, executed on October 6, 2009, recorded in Volume 811, page 50, of the Official Public Records of Pecos County, Texas.

15. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Peggy Jo White Lasswell, as Lessor, and Amazing Energy, LLC, as Lessee, executed on September 29, 2010, recorded in Volume 818, page 59, of the Official Public Records of Pecos County, Texas.

16. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Elizabeth White Rudder, as Lessor, and Amazing Energy, LLC, as Lessee, executed on September 29, 2010, recorded in Volume 818, page 70, of the Official Public Records of Pecos County, Texas.

17. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Mary Burous Hunter, as Lessor, and Amazing Energy, LLC, as Lessee, executed on September 29, 2010, recorded in Volume 818, page 92, of the Official Public Records of Pecos County, Texas.

18. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between James Joseph Russell, Jr. and his wife, Hope Russell, as Lessors, and Amazing Energy, LLC, as Lessee, executed on October 1, 2010, recorded in Volume 817, page 307, of the Official Public Records of Pecos County, Texas.

19. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Providence Minerals, LLC, as Lessor, and Amazing Energy, LLC, as Lessee, executed on February 22, 2013, recorded in Volume 79, page 550, of the Official Public Records of Pecos County, Texas.

20. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, originally entered into by and between J.T. Walker, as Trustee of the Mary Baker Walker Trust dated September 27, 1997, aka as the Mary Walker Trust No. 1; J.T. Walker, as Trustee of the Mary Baker Walker Trust No. 3; and J.T. Walker, Individually, as Lessors, and Benedum & Trees, LLC, as Lessee, executed on December 3, 2008, recorded in Volume 806, page 235, of the Official Public Records of Pecos County, Texas. Said lease was subsequently amended by Instrument dated April 8, 2014, by and between the same Lessors, and Amazing Energy, LLC, as successor Lessee, recorded in Volume 128, page 218, of the Official Public Records of Pecos County, Texas.

21. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Mary Margaret Baker Rutland, as Lessor, and Benedum & Trees, LLC, as Lessee,

executed on December 3, 2008, recorded in Volume 806, page 170, of the Official Public Records of Pecos County, Texas.

22. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Becky Nell Shannon Young, as owner of the executive rights under the Mary Baker Walker Trust No. 4; and Becky Nell Shannon Young, Individually, as Lessors, and Benedum & Trees, LLC, as Lessee, executed on December 3, 2008, recorded in Volume 806, page 209, of the Official Public Records of Pecos County, Texas.

23. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between J.T. Walker, as Trustee of the Mary Baker Walker Trust dated September 27, 1997, aka as the Mary Walker Trust No. 1; J.T. Walker, as Trustee of the Mary Baker Walker Trust No. 3; and J.T. Walker, Individually, as Lessors, and Benedum & Trees, LLC, as Lessee, executed on June 6, 2008, recorded in Volume 805, page 46, of the Official Public Records of Pecos County, Texas.

WELLBORES

WWJD No. 13, API No. 42-371-39277, RRC ID#42465, Pecos County, Texas;

WWJD No. 14, API No. 42-371-39328, RRC ID#42465, Pecos County, Texas;

WWJD No. 15, API No. 42-371-39339, RRC ID#42465, Pecos County, Texas.